GOLDMAN SACHS TRUST (the “Trust”)

Goldman Sachs Fund of Funds Portfolios

Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class R Shares and Class IR Shares (as applicable) of the

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Equity Growth Strategy Portfolio

Goldman Sachs Income Strategies Portfolio

(the “Portfolios”)

Supplement dated June 15, 2012 to the

Prospectus dated April 27, 2012 (the “Prospectus”)

Effective at the close of business on June 29, 2012, the Goldman Sachs Dynamic Allocation Fund will be added as an underlying fund that will be used for investment by the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio, and the Goldman Sachs Growth Strategy Portfolio.

Also effective at the close of business on June 29, 2012, the performance benchmark indices for the Portfolios will change as follows:

Fund	Former Benchmark Components/ Indices	New Benchmark Components/Indices
Balanced Strategy Portfolio	S&P 500 Index MSCI EAFE Index (unhedged) Barclays U.S. Aggregate Bond Index Balanced Strategy Composite Index	MSCI ACWI Index (unhedged) Barclays Global Aggregate Bond Index (hedged to USD) Balanced Strategy Composite Index
Growth and Income Strategy Portfolio	S&P 500 Index MSCI EAFE Index (unhedged) Barclays U.S. Aggregate Bond Index Growth and Income Strategy Composite Index	MSCI ACWI Index (unhedged) Barclays Global Aggregate Bond Index (hedged to USD) Growth and Income Strategy Composite Index
Growth Strategy Portfolio	S&P 500 Index MSCI EAFE Index (unhedged) Barclays U.S. Aggregate Bond Index Growth Strategy Composite Index	MSCI ACWI Index (unhedged) Barclays Global Aggregate Bond Index (hedged to USD) Growth Strategy Composite Index
Equity Growth Strategy Portfolio	S&P 500 Index MSCI EAFE Index (unhedged) Equity Growth Strategy Composite Index	MSCI ACWI Index (unhedged)
Income Strategies Portfolio	S&P 500 Index Barclays U.S. Aggregate Bond Index Income Strategies Composite Index	MSCI World Index (unhedged) Barclays Global Aggregate Bond Index (hedged to USD) Income Strategies Composite Index

The Investment Adviser believes that, given the global nature of each Portfolio’s investments, more global indices will be more appropriate benchmarks against which to measure the performance of each Portfolio.

Accordingly, the Portfolios’ Prospectus is hereby revised as follows:

With respect to the Goldman Sachs Balanced Strategy Portfolio, the “Summary—Principal Strategy” section of the Prospectus is replaced in its entirety with the following:

Effective at the close of business on June 29, 2012, the Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”), and other Underlying Funds invest dynamically across equity, fixed income and commodity investments through a managed-volatility approach (the “Underlying Dynamic Funds”).

Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 50% (which allocation could be increased by 30% or decreased by 25%) of its assets in Underlying Fixed Income Funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the Underlying Dynamic Fund, and approximately 35% (which allocation could be increased by 25% or decreased by 30%) of its assets in Underlying Equity Funds. The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its fixed income allocation in the Goldman Sachs Global Income and Core Fixed Income Funds; a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds; and all of its dynamic allocation in the Goldman Sachs Dynamic Allocation Fund.

With respect to the Goldman Sachs Growth and Income Strategy Portfolio, the “Summary—Principal Strategy” section of the Prospectus is replaced in its entirety with the following:

Effective at the close of business on June 29, 2012, the Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”), and other

Underlying Funds invest dynamically across equity, fixed income and commodity investments through a managed-volatility approach (the “Underlying Dynamic Funds”).

Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 55% (which allocation could be increased by 25% or decreased by 30%) of its assets in Underlying Equity Funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the Underlying Dynamic Fund, and approximately 30% (which allocation could be increased by 30% or decreased by 25%) of its assets in the Underlying Fixed Income Funds. The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds; a relatively significant percentage of its fixed income allocation in the Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds; and all of its dynamic allocation to the Goldman Sachs Dynamic Allocation Fund.

With respect to the Goldman Sachs Growth Strategy Portfolio, the “Summary—Principal Strategy” section of the Prospectus is replaced in its entirety with the following:

Effective at the close of business on June 29, 2012, the Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM” or the “Investment Adviser”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”), and other Underlying Funds invest dynamically across equity, fixed income and commodity investments through a managed-volatility approach (the “Underlying Dynamic Funds”).

Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 75% (which allocation could be increased by 25% or decreased by 30%) of its assets in Underlying Equity Funds, approximately 15% (which allocation could be increased by 5% or decreased by 15%) of its assets in the Underlying Dynamic Fund, and approximately 10% (which allocation could be increased by 30% or decreased by 10%) of its assets in the Underlying Fixed Income Funds. The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs

Structured Large Cap Value and Goldman Sachs Structured International Equity Funds, and all of its dynamic allocation to the Goldman Sachs Dynamic Allocation Fund.

With respect to the Goldman Sachs Equity Growth Strategy Portfolio, the following is inserted after the first sentence of the second paragraph of the “Summary—Principal Strategy” section of the Prospectus:

The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

Additionally, the second sentence of the second paragraph of this section is replaced in its entirety with the following:

Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets.

With respect to the Goldman Sachs Income Strategies Portfolio, the following is inserted after the second sentence of the second paragraph of the “Summary—Principal Strategy” section of the Prospectus:

The allocation will be measured at the time of rebalance. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

Additionally, the third sentence of the second paragraph of this section is replaced in its entirety with the following:

Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets.

Effective at the close of business on June 29, 2012, with respect to the Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, and Goldman Sachs Growth Strategy Portfolio, the following risks are inserted into the “Summary—Principal Risks of the Underlying Funds” sections of the Prospectus:

Absence of Regulation.  Certain of the Underlying Funds engage in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Commodity Sector Risk.  Exposure to the commodities markets may subject certain of the Underlying Funds to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked swaps in which certain of the Underlying Funds invest may involve companies in the financial services sector, and events affecting the financial services sector may cause the Underlying Fund’s share value to fluctuate.

Expenses.  By investing in other investment companies (including ETFs and money market funds) indirectly through an Underlying Fund, the investor will incur not only a proportionate share of the expenses of the other investment companies held by the Underlying Fund (including operating costs and investment management fees), but also expenses of the Underlying Fund.

Leverage Risk.  Borrowing and the use of derivatives result in leverage, which can magnify the effects of changes in the value of an Underlying Fund’s investments and make it more volatile. The use of leverage may cause certain Underlying Funds to liquidate portfolio positions to satisfy their obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Management Risk.  A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Tax Risk.  The tax treatment of certain of an Underlying Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Underlying Fund’s taxable income for any gains and distributions made by an Underlying Fund.

Treasury Inflation Protected Securities (“TIPS”) Risk.  The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

Effective at the close of business on June 29, 2012, with respect to the Goldman Sachs Balanced Strategy Portfolio, the first paragraph in the “Summary—Performance” section of the Prospectus is replaced in its entirety with the following:

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Balanced Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Effective at the close of business on June 29, 2012, the components of the Balanced Strategy Composite Index will change from the Barclays U.S. Aggregate Bond Index (60%), the S&P 500 Index (20%), and the MSCI EAFE Index (20%) to a blend of the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (the “MSCI ACWI Index”) (40%). The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Effective at the close of business on June 29, 2012, with respect to the Goldman Sachs Growth and Income Strategy Portfolio, the first paragraph in the “Summary—Performance” section of the Prospectus is replaced in its entirety with the following:

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Growth and Income Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Effective at the close of business on June 29, 2012, the components of the Growth and Income Strategy Composite Index will change from the Barclays U.S. Aggregate Bond Index (40%), the S&P 500 Index (30%), and the MSCI EAFE Index (30%) to a blend of the Barclays Global Aggregate Bond Index (40%) and the MSCI All Country World Index (the “MSCI ACWI Index”) (60%). The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Effective at the close of business on June 29, 2012, with respect to the Goldman Sachs Growth Strategy Portfolio, the first paragraph in the “Summary—Performance” section of the Prospectus is replaced in its entirety with the following:

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Growth Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Effective at the close of business on June 29, 2012, the components of the Growth Strategy Composite Index will change from the S&P 500 Index (40%), the MSCI EAFE Index (40%), and the Barclays U.S. Aggregate Bond Index (20%) to a blend of the Barclays Global Aggregate Bond Index (20%) and the MSCI All Country World Index (the “MSCI ACWI Index”) (80%). The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Effective at the close of business on June 29, 2012, with respect to the Goldman Sachs Equity Growth Strategy Portfolio, the first paragraph in the “Summary—Performance” section of the Prospectus is replaced in its entirety with the following:

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of certain broad-based securities market indices and to the Equity Growth Strategy Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Effective at the close of business on June 29, 2012, the Portfolio’s benchmark will change from the Equity Growth Strategy Composite Index (comprised of the S&P 500 Index (50%) and the MSCI EAFE Index (50%)) to the MSCI All Country World Index (the “MSCI ACWI Index”). The Investment Adviser believes that the MSCI ACWI Index is a more appropriate benchmark against which to measure the performance of the Portfolio given the more global nature of the Portfolio’s investments. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Effective at the close of business on June 29, 2012, with respect to the Goldman Sachs Income Strategies Portfolio, the first paragraph in the “Summary—Performance” section of the Prospectus is replaced in its entirety with the following:

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of the Portfolio’s Class A, Class C, Institutional, Class IR and Class R Shares compare to those of certain broad-

based securities market indices and to the Income Strategies Composite Index, a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Effective at the close of business on June 29, 2012, the components of the Income Strategies Composite Index will change from the S&P 500 Index (40%) and the Barclays U.S. Aggregate Bond Index (60%) to a blend of the Barclays Global Aggregate Bond Index (60%) and the MSCI World Index (40%). The Investment Adviser believes that these are more appropriate benchmarks against which to measure the performance of the Portfolio, given the more global nature of the Portfolio’s investments. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Effective at the close of business on June 29, 2012, the “Investment Management Approach—Principal Investment Strategies—Balanced Strategy Portfolio” section of the Prospectus is replaced in its entirety as follows:

Under normal conditions, approximately 50% of the Portfolio’s total assets will be allocated among Underlying Fixed Income Funds. Allocation to the Underlying Dynamic Fund is intended to provide long-term capital appreciation and a greater degree of risk diversification through a managed-volatility approach. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio may invest a relatively significant percentage of its equity allocation in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds; a relatively significant percentage of its fixed income allocation in the Global Income and Core Fixed Income Funds; and all of its dynamic allocation in the Dynamic Allocation Fund. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

The Portfolio’s benchmark indices are the Barclays Global Aggregate Bond Index (hedged to USD), the MSCI ACWI Index (unhedged) and the Balanced Strategy Composite Index. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Balanced Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Strategy Composite Index is comprised of the Barclays Global Aggregate Bond Index (60%) and the MSCI ACWI Index (40%).

Effective at the close of business on June 29, 2012, the “Investment Management Approach—Principal Investment Strategies—Growth and Income Strategy Portfolio” section of the Prospectus is replaced in its entirety as follows:

Under normal conditions, approximately 55% of the Portfolio’s total assets will be allocated among the Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to the Underlying Dynamic Fund is intended to provide long-term capital appreciation and a greater degree of risk diversification through a managed-volatility approach. Allocation to Underlying Fixed Income Funds is intended to provide the income component. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds; a relatively significant percentage of its fixed income allocation in the Core Fixed Income and Global Income Funds; and all of its dynamic allocation in the Dynamic Allocation Fund. Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

The Portfolio’s benchmark indices are the Barclays Global Aggregate Bond Index (hedged to USD), the MSCI ACWI Index (unhedged) and the Growth and Income Strategy Composite Index. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Growth and Income Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Strategy Composite Index is comprised of the Barclays Global Aggregate Bond Index (40%) and the MSCI ACWI Index (60%).

Effective at the close of business on June 29, 2012, the “Investment Management Approach—Principal Investment Strategies—Growth Strategy Portfolio” section of the Prospectus is replaced in its entirety as follows:

Under normal conditions, approximately 75% of the Portfolio’s total assets will be allocated among the Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to the Underlying Dynamic Fund is intended to provide long-term capital appreciation and a greater degree of risk diversification through a managed-volatility approach. Allocation to Underlying Fixed Income Funds is intended to provide diversification. Unless otherwise stated herein, the Portfolio’s investment in any of the Underlying Funds may exceed 25% of its assets. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Structured Large Cap Growth, Structured Large Cap Value and Structured International Equity Funds and all of its dynamic allocation in the Dynamic Allocation Fund. Typically, the Portfolio is

rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

The Portfolio’s benchmark indices are the Barclays Global Aggregate Bond Index (hedged to USD), the MSCI ACWI Index (unhedged) and the Growth Strategy Composite Index. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Growth Strategy Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Strategy Composite Index is comprised of the Barclays Global Aggregate Bond Index (20%) and the MSCI ACWI Index (80%).

Effective at the close of business on June 29, 2012, the following sentence is added to the end of the first paragraph of the “Investment Management Approach—Principal Investment Strategies—Equity Growth Strategy Portfolio” section of the Prospectus:

Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

Additionally, the second paragraph in this section is replaced in its entirety as follows:

The Portfolio’s benchmark index is the MSCI ACWI Index (unhedged). The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Effective at the close of business on June 29, 2012, the following sentence is added to the end of the first paragraph of the “Investment Management Approach—Principal Investment Strategies—Income Strategies Portfolio” section of the Prospectus:

Typically, the Portfolio is rebalanced at the end of every calendar quarter, but the Portfolio can be rebalanced intra-quarter at the discretion of the Investment Adviser.

Additionally, the second paragraph in this section is replaced in its entirety as follows:

The Portfolio’s benchmark indices are the Barclays Global Aggregate Bond Index (hedged to USD), the MSCI World Index (unhedged), and the Income Strategies Composite Index. The Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed markets. The Income Strategies Composite Index is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Strategies Composite Index is comprised of the Barclays Global Aggregate Bond Index (60%) and the MSCI World Index (40%).

Effective at the close of business on June 29, 2012, the table in the “Investment Management Approach—Principal Investment Strategies—Equity/Fixed Income Range (Percentage of Each Portfolio’s Total Assets)” section of the Prospectus is replaced in its entirety as follows:

Portfolio	Target	Range*
Balanced Strategy
Underlying Equity Funds	35%	5%–60%
Underlying Fixed Income Funds	50%	25%–80%
Underlying Dynamic Fund[1]	15%	0%–20%
Growth and Income Strategy
Underlying Equity Funds	55%	25%–80%
Underlying Fixed Income Funds	30%	5%–60%
Underlying Dynamic Fund[1]	15%	0%–20%
Growth Strategy
Underlying Equity Funds	75%	45%–100%
Underlying Fixed Income Funds	10%	0%–40%
Underlying Dynamic Fund[1]	15%	0%–20%
Equity Growth Strategy
Underlying Equity Funds	100%	80%–100%
Underlying Fixed Income Funds	0%	0%–20%
Income Strategies
Underlying Equity Funds	40%	20%–60%
Underlying Fixed Income Funds	60%	40%–80%
Satellite Strategies
Underlying Equity Funds	N/A	25%–75%
Underlying Fixed Income Funds	N/A	25%–75%

*	Measured at the time of each quarterly or monthly rebalancing (as applicable). In the event of significant investor inflows, the Investment Adviser may continue to buy Underlying Funds between periodic rebalancing if necessary to maintain the desired strategic tilt, even outside of the Portfolio’s allocation range.

[1]

Because the Underlying Dynamic Fund can rebalance dynamically between different asset classes (including equity and fixed income investments), investors may have exposure to equity or fixed income asset classes significantly outside the targeted ranges applicable to the Underlying Equity Funds and Underlying Fixed Income Funds.

Effective at the close of business on June 29, 2012, the following is inserted into the table in the section “Description of the Underlying Funds”:

Underlying Fund	Investment Objectives	Investment Criteria
Dynamic Allocation	Long-term capital appreciation.	The Fund seeks to invest primarily in ETFs, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. The Investment Adviser manages the fund dynamically by changing the Fund’s allocations to these asset classes based on its tactical views and in response to changing market conditions. The Fund may overweight or underweight positions in these asset classes, or establish short positions with respect to a particular asset class.

Effective at the close of business on June 29, 2012, the “Risks That Apply Primarily To The Underlying Fixed Income and Commodity Strategy Funds” subsection of the “Principal Risks of the Underlying Funds” section of the Prospectus is renamed the “Risks that Apply Primarily to the Underlying Fixed Income Funds, the Commodity Strategy Fund and the Dynamic Allocation Fund”.

Effective at the close of business on June 29, 2012, the “Risk That Applies Primarily To The Underlying Equity and Commodity Strategy Funds” subsection of the “Principal Risks of the Underlying Funds” section of the Prospectus is renamed the “Risk That Applies Primarily To The Underlying Equity Funds, the Commodity Strategy Fund and the Dynamic Allocation Fund”.

Effective at the close of business on June 29, 2012, in the “Risks That Are Particularly Important for Specific Underlying Funds” subsection of the “Principal Risks of the Underlying Funds” section of the Prospectus, “Commodity Sector Risk” and “Non-Diversification Risk” are deleted and replaced in their entirety with the following:

Commodity Sector Risk—Exposure to the commodities markets may subject certain Underlying Funds to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked investments in which certain Underlying Funds invest may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issues in the financial services sector may cause an Underlying Fund’s share value to fluctuate.

Non-Diversification Risk—Certain Underlying Funds are non-diversified, meaning that such Underlying Funds are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, these Underlying Funds may be more susceptible to adverse developments affecting any single issuer held in their portfolios, and may be more susceptible to greater losses because of these developments.

Effective at the close of business on June 29, 2012, in the “Risks That Are Particularly Important for Specific Underlying Funds” subsection of the “Principal Risks of the Underlying Funds” section of the Prospectus, the following risks are added:

CFTC Regulation Risk—The Underlying Funds have claimed an exemption, which is available to registered investment companies, from regulation as a “commodity pool operator” under CFTC Rule 4.5. However, the CFTC has recently adopted amendments to CFTC Rule 4.5, which, when effective, may subject certain Underlying Funds to regulation by the CFTC. When these amendments become effective, these Underlying Funds may consider significant changes, which could include substantially altering its principal investment strategies (e.g., by reducing substantially such Underlying Fund’s exposure to the commodities markets) in order to continue to qualify for the exemption from regulation in CFTC Rule 4.5. Alternatively, these Underlying Funds may determine to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements governing commodity pools under the CEA. Compliance with these additional requirements would increase the expenses of these Underlying Funds. Certain of the rules that would apply to these Underlying Funds if they become subject to CFTC regulation as commodity pools have not yet been adopted, and it is unclear what the effect of those rules would be on those Underlying Funds if they are adopted.

Expenses Risk—By investing in other investment companies (including ETFs and money market funds) indirectly, the investor will incur not only a proportionate share of the expenses of the other investment companies held by certain Underlying Funds (including operating costs and investment management fees), but also the expenses of those Underlying Funds.

Management Risk—With respect to certain Underlying Funds, the Investment Adviser attempts to execute a complex dynamic strategy using proprietary models. There is no guarantee that the Investment Adviser will correctly forecast the risk of particular instruments or asset classes or make effective tactical decisions for those Underlying

Funds. Certain Underlying Funds may allocate assets to an asset class that underperforms other asset classes. The Investment Adviser’s attempts to modulate the level of risk in the Underlying Funds when market conditions are stressed may not be successful.

Short Selling Risk—An Underlying Fund may engage in short selling. Short selling involves leverage of an Underlying Fund’s assets and presents various risks. In order to establish a short position in a financial instrument, an Underlying Fund must first borrow the instrument from a lender, such as a broker or other institution. An Underlying Fund may not always be able to borrow an instrument at a particular time or at an acceptable price. Thus, there is risk that such Underlying Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

After selling a borrowed financial instrument, an Underlying Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. An Underlying Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time that Underlying Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, that Underlying Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, an Underlying Fund may realize a gain. An Underlying Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While an Underlying Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when such Underlying Fund is unable to borrow the same instrument from another lender. If this happens, that Underlying Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. An Underlying Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow a financial instrument, an Underlying Fund may be required to pay a premium. An Underlying Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for an Underlying Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses that Underlying Fund may be required to pay in connection with the short sale.

Until an Underlying Fund replaces a borrowed instrument, that Underlying Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Underlying Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover short sale obligations, marked-to-market daily. The requirement to segregate assets limits an Underlying Fund’s leveraging of investments and the related risk of losses from leveraging. However, such segregation may also limit the Underlying Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions during the past year. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of an Underlying Fund.

Due to local restrictions, an Underlying Fund may not be able to engage in short sales in certain foreign countries where it maintains long positions. These restrictions may limit the Underlying Fund’s ability to fully implement short selling strategies that could otherwise help that Underlying Fund pursue its investment goal.

Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. An Underlying Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from such Underlying Fund’s direct investments in securities and short sales.

Transactions in swaps can involve greater risks than if the Underlying Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in an Underlying Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the

Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As an investment company registered with the SEC, the applicable Underlying Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not cash settle, for example, an Underlying Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, an Underlying Fund is permitted to set aside liquid assets in an amount equal to that Underlying Fund’s daily marked-to- market net obligations (i.e. the Underlying Fund’s daily net liability) under the swaps, if any, rather than its full notional value. The Underlying Funds reserve the right to modify their asset segregation policy in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Underlying Fund will have the ability to employ leverage to a greater extent than if that Underlying Fund was required to segregate assets equal to the full notional amount of the swaps.

Tax Risk—In order for the Underlying Funds to qualify as regulated investment companies under Subchapter M of the Code, each Underlying Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The IRS issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued a private letter ruling to certain of the Underlying Funds in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income. In addition, certain Underlying Funds have also received private letter rulings from the IRS which conclude that income derived from the Underlying Fund’s investments in a subsidiary will also constitute qualifying income to the Underlying Funds, even if the subsidiary itself owns commodity-linked swaps. Based on such rulings, certain Underlying Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. There can be no assurance that the IRS will not change its position with respect to such investments. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and/or subsidiaries may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of such Underlying Fund’s taxable income or any gains and distributions made by the Underlying Fund.

Treasury Inflation Protected Securities Risk—The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if an Underlying Fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an Underlying Fund holds a TIPS, the Underlying Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing TIPS in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. Although TIPS with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities.

Effective at the close of business on June 29, 2012, the following is inserted into the table in the section “Service Providers—Underlying Fund Fees”:

Underlying Fund	Management Fee	Total Net Operating Expense Ratio
Dynamic Allocation	First $1 Billion	0.90%
	Next $1 Billion	0.81%
	Next $3 Billion	0.77%
	Next $3 Billion	0.75%
	Over $8 Billion	0.74%

Effective at the close of business on June 29, 2012, in “Appendix A—Additional Information on the Underlying Funds—A. General Risks of the Underlying Funds” section of the Prospectus, the following is inserted after the third paragraph:

Certain Underlying Funds may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

Effective at the close of business on June 29, 2012, in “Appendix A—Additional Information on the Underlying Funds—B. Other Risks of the Underlying Funds” section of the Prospectus, the following paragraph is added:

Risks of Short Selling. Certain Underlying Funds may engage in short selling. In these transactions, an Underlying Fund sells a financial instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Underlying Fund is obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Underlying Fund, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

An Underlying Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Underlying Fund purposes. Because cash proceeds are Underlying Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require an Underlying Fund to post as collateral other securities that it owns. If the Underlying Fund reinvests the cash proceeds, the Underlying Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Underlying Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Underlying Fund. Certain Underlying Funds may also make short sales against the box, in which an Underlying Fund enters into a short sale of a financial instrument which it owns or has the right to obtain at no additional cost.

Effective at the close of business on June 29, 2012, in “Appendix A—Additional Information on the Underlying Funds—C. Investment Securities and Techniques” section of the Prospectus, the first sentence of the second paragraph labeled “Credit Ratings.” is replaced in its entirety with the following:

Certain Underlying Funds may invest in credit default swaps, which are derivative instruments.

Additionally, the last paragraph of the paragraph labeled “Commodity-Linked Derivative Instruments.” is deleted, and the first sentence of the first paragraph is replaced in its entirety with the following:

Certain Underlying Funds may invest in commodity-linked derivative instruments such as commodity-linked structured notes, commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts.

This Supplement should be retained with your Prospectus for future reference.

FFBENSTK 06-12